                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2)______________

                             ______________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


              New York                                        13-5160382
  (Jurisdiction of incorporation                           (I.R.S. employer
   if not a U.S. national bank)                           identification no.)

   48 Wall Street, New York, New York                            10286
(Address of principal executive offices)                       (Zip Code)

                           _________________________

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.
              (Exact name of obligor as specified in its charter)

             Delaware                                         13-2641992
  (State or other jurisdiction of                          (I.R.S. employer
   incorporation or organization)                         identification no.)

       155 North Lake Avenue
            Pasadena, CA                                      91101-1857
  (Address of principal executive offices)                    (Zip Code)

                            ________________________

                                Debt Securities
                      (Title of the indenture securities)

                                    GENERAL

ITEM 1. General Information.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

    Superintendent of Banks of the State of    2 Rector Street, New York, N.Y. 10006,
    New York                                   and Albany, N.Y. 12203
    Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045
    Federal Deposit Insurance Corporation      Washington, D.C. 20549
    New York Clearing House Association        New York, N.Y.

      (b) Whether it is authorized to exercise corporate trust powers:

          Yes.

ITEM 2. Affiliations with Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

                         _____________________________

ITEM 16. List of Exhibits:

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

 1. -A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

 4. -A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

 6. -The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

 7. -A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                           __________________________

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of May, 1995.


                                    The Bank of New York


                                    By:  /s/ Vivian Georges
                                       -------------------------
                                       Vivian Georges
                                       Assistant Vice President

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amount
ASSETS                                                           in Thousands

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.........    $ 2,715,471
  Interest-bearing balances..................................        853,709
Securities:
  Held-to-maturity securities................................      1,346,480
  Available-for-sale securities..............................      1,564,425
Federal funds sold in domestic offices of the bank...........      5,557,770
Loans and lease financing receivables:
  Loans and leases, net of unearned income........ 24,091,702
  LESS: Allowance for loan and lease losses.......    581,958
  LESS: Allocated transfer risk reserve...........     31,502
  Loans and leases, net of unearned income,
    allowance, and reserve...................................     23,478,242
Assets held in trading accounts..............................        746,396
Premises and fixed assets (including capitalized leases).....        624,567
Other real estate owned......................................         46,570
Investments in unconsolidated subsidiaries and associated
  companies..................................................        181,905
Customers' liability to this bank on acceptances outstanding.        794,339
Intangible assets............................................         77,527
Other assets.................................................      1,300,004
                                                                 -----------
Total assets.................................................    $39,287,405
                                                                 ===========

LIABILITIES

Deposits:
  In domestic offices........................................    $18,681,498
  Noninterest-bearing.............................  7,230,562
  Interest-bearing................................ 11,450,936
  In foreign offices, Edge and Agreement subsidiaries,
    and IBFs.................................................     10,611,477
  Noninterest-bearing.............................     69,012
  Interest-bearing................................ 10,542,465
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
  Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased.....................................     1,033,228
  Securities sold under agreements to repurchase..............        31,875
Demand notes issued to the U.S. Treasury......................       141,663
Trading liabilities...........................................       562,071
Other borrowed money:
  With original maturity of one year or less..................     1,576,410
  With original maturity of more than one year................       243,955
Bank's liability on acceptances executed and outstanding......       796,534
Subordinated notes and debentures.............................     1,056,320
Other liabilities.............................................     1,490,732
                                                                 -----------
Total liabilities.............................................    36,225,763
                                                                 ===========

EQUITY CAPITAL

Common stock..................................................       942,284
Surplus.......................................................       525,666
Undivided profits and capital reserves........................     1,654,282
Net unrealized holding gains (losses) on available-for-sale
  securities..................................................       (54,920)
Cumulative foreign currency translation adjustments...........        (5,670)
                                                                 -----------
Total equity capital..........................................     3,061,642
                                                                 -----------
Total liabilities and equity capital..........................   $39,287,405
                                                                 ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                J. Carter Bacot         )
                Alan R. Griffith        )        Directors
                Thomas A. Renyi         )

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Reprinted from American Banker February 22, 1995